UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   August 29, 2016

BOISE CASCADE COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35805 (Commission File Number)	20-1496201 (IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300

Boise, Idaho 83702-5389

(Address of principal executive offices) (Zip Code)

(208) 384-6161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

5.625% Senior Notes due 2024 and Indenture

On August 29, 2016, Boise Cascade Company, a Delaware corporation (the “Company”), completed the previously announced sale of $350 million aggregate principal amount of 5.625% Senior Notes due 2024 (the “New Notes”).  The New Notes were sold to the initial purchasers thereof for resale to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).

The New Notes were issued pursuant to an indenture, dated as of August 29, 2016 (the “Indenture”), by and among the Company, the guarantors named therein (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”).  The Indenture provides, among other things, that the New Notes are senior unsecured obligations of the Company and the Guarantors.  Interest is payable on the New Notes on March 1 and September 1 of each year, beginning on March 1, 2017, until their maturity date of September 1, 2024.

The terms of the Indenture, among other things, limit the ability of the Company and certain of its subsidiaries to: incur additional debt; declare or pay dividends; redeem stock or make other distributions to stockholders; make investments; create liens on assets; consolidate, merge or transfer substantially all of their assets; enter into transactions with affiliates and sell or transfer certain assets.

The Indenture provides for customary events of default, subject in certain cases to customary grace and cure periods and notification requirements.  Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding New Notes may declare the principal of and accrued but unpaid interest on all New Notes to be due and payable.

The New Notes were issued in a transaction exempt from registration under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.  This Current Report on Form 8-K and the exhibits hereto do not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities.

The foregoing description of the Indenture, the New Notes and the guarantees thereof do not purport to be complete and are qualified in their entirety by reference to the Indenture, the form of note and the form of guarantee, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Second Supplemental Indenture to 2020 Notes Indenture

On August 29, 2016, the Company entered into a supplemental indenture (the “Second Supplemental Indenture”) to the indenture, dated as of October 22, 2012 (the “2020 Notes Indenture”), by and among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee (the “2020 Notes Trustee”) following receipt of the requisite consents required to approve the amendments to the 2020 Notes Indenture (the “Amendments”), as described in the Company’s tender offer and consent solicitation that commenced on August 15, 2016. The Amendments, among other things, deleted substantially all of the restrictive covenants as well as certain events of default set forth in the 2020 Notes Indenture and the Company’s 6.375% Senior Notes due 2020 (the “2020 Notes”). Following entry into the Second Supplemental Indenture, as described under Item 1.02 below, the Company and the guarantors under the 2020 Notes Indenture discharged and satisfied their obligations under the 2020 Notes Indenture. Upon such satisfaction and discharge, the 2020 Notes Indenture generally ceased to be of further effect.

The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Second Supplemental Indenture, which is filed as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02                                           Termination of a Material Definitive Agreement.

On August 29, 2016, the Company gave notice to the 2020 Notes Trustee of its election to redeem all outstanding 2020 Notes on November 1, 2016 and irrevocably instructed the 2020 Notes Trustee to give notice of such redemption to the holders of 2020 Notes on September 2, 2016, or as soon as practicable thereafter but in no event later than 30 days prior to November 1, 2016.

Simultaneously, the Company irrevocably deposited with the 2020 Notes Trustee, an amount sufficient to pay and discharge the entire indebtedness on the 2020 Notes for principal and accrued and unpaid interest, to November 1, 2016 and all other amounts owed under the 2020 Notes Indenture. The 2020 Notes Trustee acknowledged that as of August 29, 2016, the obligations of the Company and the guarantors under the 2020 Notes Indenture were discharged and satisfied, and the Company and the guarantors under the 2020 Notes Indenture generally had no further obligations to the 2020 Notes Trustee or the holders of the 2020 Notes. The 2020 Notes Trustee further acknowledged the automatic release of the guarantees of the guarantors under the 2020 Notes Indenture. Upon such satisfaction and discharge, the 2020 Notes Indenture generally ceased to be of further effect.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the caption “5.625% Senior Notes due 2024 and Indenture” in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01                                           Other Events

On August 29, 2016, the Company issued a press release announcing that it had closed the offering of the New Notes.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also, on August 29, 2016, the Company issued a press release announcing the initial results of its previously announced tender offer and consent solicitation with respect to the 2020 Notes, the entry into the Second Supplemental Indenture and the Company’s delivery of irrevocable instructions to the Trustee to deliver a notice of redemption on September 2, 2016, or as soon as practicable thereafter but in no event later than 30 days prior to November 1, 2016, to holders of 2020 Notes that remain outstanding.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of August 29, 2016, by and among Boise Cascade Company, the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Form of 5.625% Senior Note due 2024 (included as Exhibit 1 to Appendix to Exhibit 4.1).

4.3	Form of 5.625% Senior Note Guarantee (included as Exhibit A to Exhibit 4.1).

4.4	Second Supplemental Indenture, dated as of August 29, 2016, by and among Boise Cascade Company, the guarantors party thereto and U.S. Bank National Association, as trustee.

99.1	Press Release, dated August 29, 2016, issued by Boise Cascade Company.

99.2	Press Release, dated August 29, 2016, issued by Boise Cascade Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Wayne M. Rancourt
Wayne M. Rancourt
Executive Vice President, Chief Financial Officer and Treasurer
Date: August 29, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of August 29, 2016, by and among Boise Cascade Company, the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Form of 5.625% Senior Note due 2024 (included as Exhibit 1 to Appendix to Exhibit 4.1).

4.3	Form of 5.625% Senior Note Guarantee (included as Exhibit A to Exhibit 4.1).

4.4	Second Supplemental Indenture, dated as of August 29, 2016, by and among Boise Cascade Company, the guarantors party thereto and U.S. Bank National Association, as trustee.

99.1	Press Release, dated August 29, 2016, issued by Boise Cascade Company.

99.2	Press Release, dated August 29, 2016, issued by Boise Cascade Company.